Exhibit 10.2

AMENDMENT NO. 1 TO

SECURITIES PURCHASE AGREEMENT

This Amendment No. 1 to Securities Purchase Agreement (the “Amendment”) is made and entered into as of May 30, 2019, by and among Westwater Resources, Inc., a Delaware corporation (the “Company”), and Lincoln Park Capital Fund, LLC, an Illinois limited liability company (the “Buyer”).

Recitals

A.The Company and the Buyer previously entered into the Securities Purchase Agreement, dated May 24, 2019, by and among the Company and the Buyer (the “Agreement”) pursuant to which the Company agreed to issue to the Buyer: (i) 104,294 shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company (such 104,294 shares of Common Stock collectively referred to herein as the “Common Shares”), and (ii) warrants, in the form attached to the Agreement as Exhibit A (the “Warrants”), to initially purchase an aggregate of up to 182,515 shares of Common Stock, at an exercise price of $5.05 per share, in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D as promulgated by the SEC under the 1933 Act, for an aggregate purchase price of $550,000.

B.Pursuant to Section 9(e) of the Agreement, the Agreement may only be amended by the written consent of the Company and the Buyer.

C.The Company and the Buyer desire to increase (i) the aggregate purchase price for the Common Shares and the Warrants to be purchased by the Buyer pursuant to the Agreement from $550,000 to $550,751, and (ii) the exercise price of the Warrants from $5.05 per share to $5.062 per share.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.Amendment to Recital A.   Recital A of the Agreement is hereby amended and restated in its entirety as follows:

“A.The Buyer wishes to purchase, and the Company wishes to sell, upon the terms and subject conditions stated in this Agreement, (i) 104,294 shares of Common Stock (defined below) (collectively, the “Common Shares”) and (ii) warrants, in the form attached hereto as Exhibit A (the “Warrants”), to initially purchase an aggregate of up to 182,515 shares of Common Stock (collectively, the “Warrant Shares”), at an exercise price of $5.062 per share, in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the SEC under the 1933 Act. “Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.”

2.Amendment to Section 1(c).  Section 1(c) of the Agreement is hereby amended and restated in its entirety as follows:

“(c)Purchase Price.  The aggregate gross purchase price for the Common Shares and the Warrants to be purchased by the Buyer hereunder shall be $550,751.”

3.Amendment to Section 1(b) of Exhibit A.  Section 1(b) of Exhibit A to the Agreement is hereby amended and restated in its entirety as follows:

“(b)Exercise Price.  For purposes of this Warrant, “Exercise Price” means $5.062, subject to adjustment as provided herein.”

4.Representations and Warranties: Each party hereto represents and warrants as of the date hereof that such party has full power and authority to enter into the Amendment, and that when executed and delivered by such party, and assuming execution and delivery by the other parties, will constitute a legal, valid and binding obligation of such party, enforceable against it in accordance with its terms, except to the extent that such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors’ rights and laws concerning equitable remedies.

5.Entire Agreement: The Agreement (including the Exhibits thereto), as amended by this Amendment, constitutes (along with the documents referred to in the Agreement) a complete and exclusive statement of the terms of the agreement between the Company and the Buyer with respect to its subject matter, and any reference to the Agreement (including the Exhibits thereto) shall be a reference to the Agreement (including the Exhibits thereto) as amended hereby.

6.Miscellaneous: The terms and conditions of Section 9 of the Agreement are hereby incorporated by reference and made a part hereof, mutatis mutandis.

(Signature pages follow)

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first written above.

   COMPANY:

WESTWATER RESOURCES, INC.

By:     /s/ Christopher M. Jones

Name: Christopher M. Jones

Title: President & Chief Executive Officer

Signature Page to Amendment No. 1 to Securities Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first written above.

BUYER:

LINCOLN PARK CAPITAL FUND, LLC

BY: LINCOLN PARK CAPITAL, LLC

BY: ROCKLEDGE CAPITAL CORPORATION

By:    /s/ Joshua Scheinfeld

Name: Joshua Scheinfeld

Title: President

Signature Page to Amendment No. 1 to Securities Purchase Agreement